                                                                 EXHIBIT 10.21

                            STOCK OPTION AGREEMENT

                                    BETWEEN

                         PILOT NETWORK SERVICES, INC.

                                      AND

                              WILLIAM C. LEETHAM

                              * * * * * * * * * *

THERE IS NOT CURRENTLY, AND THERE MAY NEVER BE, A PUBLIC TRADING MARKET (SUCH AS THE NEW YORK STOCK EXCHANGE OR THE OVER-THE-COUNTER MARKET) FOR THE SHARES OF COMMON STOCK THAT MAY BE ACQUIRED BY EXERCISING THIS OPTION. ESTABLISHING A PUBLIC MARKET FOR THE COMMON STOCK DEPENDS UPON A NUMBER OF FACTORS. PILOT NETWORK SERVICES, INC. IS NOT MAKING ANY COMMITMENT THAT A PUBLIC MARKET WILL BE ESTABLISHED IN EITHER THE NEAR OR LONG TERM. THEREFORE, YOUR ABILITY TO SELL THE COMMON STOCK MAY EFFECTIVELY NOT EXIST OR MAY BE LIMITED TO PRIVATELY NEGOTIATED SALES, WHICH MAY IN TURN SIGNIFICANTLY LIMIT THE TIMES AND PRICES AT WHICH YOUR STOCK MAY BE SOLD. ACCORDINGLY, IT IS POSSIBLE THAT YOU MAY LOSE ALL OR A PORTION OF YOUR INVESTMENT IN THESE SHARES.

THE OPTION GRANTED PURSUANT TO THIS STOCK OPTION AGREEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                              * * * * * * * * * *

     You have been granted an option under the Pilot Network Services, Inc. (the "Company") 1994 Stock Plan (the "Plan"). This Agreement describes your option.

Number of Shares             Your option is for 75,000 shares (the "Shares") of
                             Common Stock of the Company.

Exercise Price               You may purchase your Shares for $12.00 per share
                             (the "Exercise Price"), which was the fair market value of the Company's Common Stock on May 20, 1998
                             (the "Grant Date"), as determined by the Company's
                             Board of Directors.

Type of Option               You have an incentive stock option ("ISO") for
                             41,144 shares and a nonstatutory stock option for 33,856 shares, based upon current tax law.

                             Note: ISO's receive preferential treatment under U.S. tax laws.

Vesting Commencement Date    The Vesting Commencement Date of your option is May
                             20, 1998.

Exercise of Option           Vesting Schedule. Your right to exercise this
                             ----------------
                             option vests over a four-year period as follows:
                             (i) 8,500 Shares shall be immediately exercisable
                             (subject to the condition set forth below) and
                             shall vest on the first anniversary of the Vesting
                             Commencement Date (the "Early Exercise Shares");
                             (ii) 10,250 Shares shall become exercisable and
                             vest on the first anniversary of the Vesting
                             Commencement Date and (iii) 1/48th of the total
                             Shares subject to the option shall become
                             exercisable and vest each month thereafter until
                             all Shares are fully vested, subject to certain
                             exceptions set forth under "Termination of Vesting"
                             below. Fractional shares shall be rounded to the
                             nearest whole share. To the extent the Early
                             Exercise Shares are exercised prior to the first
                             anniversary of the Vesting Commencement Date and as
                             a condition to such exercise, you must exercise the
                             Early Exercise Notice and Restricted Stock Purchase
                             Agreement attached hereto as Exhibit A.
                                                          ---------

                             Termination of Vesting. No additional Shares become
                             ----------------------
                             exercisable after your employment with the Company or any of its Subsidiaries (as defined under the Plan) has terminated for any reason; provided, however, that, notwithstanding the foregoing and the Vesting Schedule set forth above, if you are a full time employee of the Company or any of its Subsidiaries, and if the Company consummates an Acquisition (as defined below), and after the Acquisition your employment is terminated without Cause (as defined below) within twelve (12) months of the Acquisition; then fifty percent (50%) of the unvested portion of this option shall immediately become fully vested and exerciseable.

                             As used herein, "Acquisition" shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the shareholders of the Company prior to such consolidation, merger or reorganization shall own less than fifty percent (50%) of the voting stock of the continuing or surviving entity of such consolidation, merger or reorganization.

                             As used herein, "Cause" shall mean misconduct, including: (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful and material breach of the Company's policies; (iv) intentional and material damage to the Company's property; (v) material breach of your Proprietary Information and Inventions Agreement; or (vi) death, severe physical or mental disability.

                             Leave of Absence. During a leave of absence from
                             ----------------
                             the Company, no Shares shall become exercisable.

                             Restrictions. The exercise of your rights to
                             ------------
                             purchase any Shares is conditioned upon compliance with the Securities Act of 1933, as amended (the "Securities Act"), all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise.

Term Your option will expire on May 20, 2008 or earlier if your employment with the Company, or any of its Subsidiaries, is terminated as explained below.

Termination of Employment    Regular. If your employment with the Company or any
                             -------
                             of its Subsidiaries ends for any reason (other than death or permanent disability), your option will expire on the 30th day after your termination date.

                             Death. If you die while an employee of the Company
                             -----
                             or any of its Subsidiaries, then your option will expire twelve (12) months after the date of death. Subject to the Company's Right of First Refusal (as defined below), during that twelve (12) month period, your estate, designated beneficiary (or beneficiaries) or heirs may exercise the unexercised vested portion of your option.

                             Disability. If your employment with the Company or
                             ----------
                             any of its Subsidiaries ends because of your permanent disability, then your option will expire six (6) months after your termination date.

                             Leaves of Absence. For purposes of this option,
                             -----------------
                             your employment does not end if you go on a leave of absence approved by the Company's Chief Executive Officer in advance.

Restrictions on Resale       Compliance with Securities Laws. The Shares have
                             -------------------------------
                             not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available. The certificate(s) representing the Shares may bear a legend to that effect. The Company is under no obligation to register the Shares and an exemption may not be available or may not permit you to transfer Shares in the amounts or at the times proposed by you. In the event the Shares are not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you agree that at the time of exercise the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and you agree to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

                             Rule 144 promulgated under the Securities Act permits certain resales of unregistered securities, however, it is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then held for the holding period required under Rule 144.

                             In addition, the Shares cannot be resold unless the transfer is in compliance with all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of transfer.

                             Market Standoff Agreement. In connection with the
                             -------------------------
                             initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, you agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

                             Company Restrictions. Regardless of whether the
                             --------------------
                             offering and sale of shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or other law or with restrictions imposed by the Company's underwriters.

Company's Right of First     Before any Shares held by you or any transferee
Refusal                      (referred to herein as the "Holder") may be sold or
                             otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the shares on the terms and conditions set forth herein (the "Right of First Refusal").

                             Notice of Proposed Transfer. The Holder of the
                             ---------------------------
                             Shares will deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"). The Holder will offer the Shares at the Offered Price to the Company or its assignee(s).

                             Exercise of Right of First Refusal. At any time
                             ----------------------------------
                             within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or a portion of the Shares proposed to be transferred to any of the Proposed Transferees. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) pursuant to the Right of First Refusal shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith. Payment of the Purchase Price will be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to the assignee, if applicable), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                             Holder's Right to Transfer. If the Shares proposed
                             --------------------------
                             in the Notice to be transferred are not purchased by the Company and/or its assignee(s), then the Holder may sell or otherwise transfer such Shares to the Proposed Transferee(s) at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice and provided further that the Proposed Transferee agrees in writing that the provisions of this Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                             Termination of Right of First Refusal. The Right of
                             -------------------------------------
                             First Refusal shall terminate as to any Shares after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

Legends All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                               "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES."

                             If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, you shall be entitled to exchange such certificate for a certificate representing the same number of shares but lacking such legend. Any determination by the Company and its counsel with respect to legends shall be conclusive and binding on you.

Exercise of Option           Notice of Exercise. When you wish to exercise this
                             ------------------
                             option, you must notify the Company by completing
                             the Exercise Notice attached hereto as Exhibit B
                                                                    ---------
                             and mailing the completed notice to the Company at the following address:

                                Pilot Network Services, Inc.
                                1080 Marina Village Parkway
                                Alameda, California  94501
                                Attn:  Chief Executive Officer

                             Your notice must specify how many shares you wish to purchase. The notice will be effective when it is received by the Company's Chief Executive Officer.

                             Form of Payment. When you submit your notice of
                             ---------------
                             exercise, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                 - Your personal check, a cashier's check, or a money order;

                                 -  Irrevocable directions to a securities
                                    broker approved by the Company to sell your Shares and to deliver all or a portion of the sale proceeds to the Company in payment of the option price. (The balance of the sales proceeds, if any, will be delivered to you.) This form of payment will be acceptable only when shares of the Company's Common Stock are registered for sale on an established stock exchange or a national market system, including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System. The directions must be given by signing a form provided by the Company.

                                 - Any other form of payment approved by the Company's Board of Directors.

Tax Consequences             Set forth below is a brief summary as of the date
                             of this option of some of the federal and California tax consequences of exercise of this option and disposition of the Shares. THIS SUMMARY
                             IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND
                             REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD
                             CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION
                             OR DISPOSING OF THE SHARES.

                             Exercise of ISO. If this option is an ISO, there
                             ---------------
                             will be no regular federal income tax liability or California income tax liability upon the exercise of the option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income and therefore may subject you to the alternative minimum tax in the year of exercise.

                             Exercise of NSO. If this option is not an ISO, you
                             ---------------
                             will have regular federal and California income tax liability upon the exercise of the option. You will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If you are an employee, the Company will be required to withhold from your compensation or collect from you and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                             Disposition of Shares. In the case of an NSO, if
                             ---------------------
                             Shares are held for at least one year after the exercise date, gain or loss realized on disposition of the Shares will be treated as long-term capital gain or loss for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the option are held for at least one year after exercise and are disposed of at least two years after the Grant Date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Grant Date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares. The remaining gain, if any, will be capital gain, and will be long-term capital gain if the Shares are disposed of more than one year after the exercise date.

                             Notice of Disqualifying Disposition of ISO Shares.
                             -------------------------------------------------
                             If the option granted to you herein is an ISO, and if you sell or otherwise dispose of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, you shall immediately notify the Company in writing of such disposition. You may be subject to income tax withholding by the Company on the compensation income recognized by you from the early disposition by payment in cash or out of the current earnings paid to you.

Transfer of Option           Prior to your death, only you may exercise this
                             option, and you cannot transfer or assign this option. However, you may dispose of this option in your will or by specifically designating a beneficiary (or beneficiaries) on the form provided by the Company.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Employee Rights              Your option or this Agreement does not give you the
                             right to be retained as an employee by the Company or its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate your employment at any time, with or without cause.

Stockholder Rights           You, or your estate or heirs, have no rights as a
                             stockholder of the Company until a certificate for your Shares has been issued. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Cancellation and Regrant     The Company may at any time cancel this option
                             without your consent, if at the same time the Company grants you a new option with a lower option price for the number of shares remaining under this option.

Miscellaneous                Other Agreements. The text of the Plan is
                             ----------------
                             incorporated in this Agreement by reference. This
                             Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

                             Successors and Assigns. The Company may assign any
                             ----------------------
                             of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon you and your heirs, executors, administrators, successors and assigns.

                             Notices. Any notice required or permitted hereunder
                             -------
                             shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

                             Applicable Law. This Agreement will be interpreted
                             --------------
                             and enforced under the laws of the State of California.

  You acknowledge receipt of a copy of the Plan and represent that you are familiar with the terms and provisions thereof, and hereby accepts this option subject to all of the terms and provisions thereof. You have reviewed the Plan and this option in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this option and fully understands all provisions of the option. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under the Plan or this option.


                              PILOT NETWORK SERVICES, INC.



                              By: /s/ M. Marketta Silvera
                                 -----------------------------------------


                              Its:  CEO
                                 -----------------------------------------

                              Address:  1080 Marina Village Parkway
                                        Alameda, California  94501



                              OPTIONEE



                              By: /s/ William C. Leetham
                                 -----------------------------------------
                                  William C. Leetham


                              Address:
                                      ------------------------------------
                              --------------------------------------------
                              --------------------------------------------

                                   EXHIBIT A
                                   ---------

                         PILOT NETWORK SERVICES, INC.

                                1994 STOCK PLAN

         EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
         -------------------------------------------------------------

     This Agreement ("Agreement") is made as of ________________, by and between
                      ---------
Pilot Network Services, Inc., a California corporation (the "Company"), and
                                                             -------
William C. Leetham ("Purchaser").  To the extent any capitalized terms used in
                     ---------
this Agreement are not defined, they shall have the meaning ascribed to them in the 1994 Stock Plan.

     1.  EXERCISE OF OPTION.  Subject to the terms and conditions hereof,
         ------------------
Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1994 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                    ----
May 20, 1998 (the "Option Agreement").  Of these Shares Purchaser has elected to
                   ----------------
purchase, _____________ Shares have become vested as of the date hereof under the Vesting Schedule set forth in the Option Agreement and _____________ Shares have not yet vested under such Vesting Schedule (the "Unvested Shares"). The
                                                      ---------------
purchase price for the Shares shall be $12.00 per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and
                                      ------
all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  TIME AND PLACE OF EXERCISE.  The purchase and sale of the Shares under
         --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the terms of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by such method(s) permissable under the Option Agreement.

     3.  LIMITATIONS ON TRANSFER.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

         (a)  REPURCHASE OPTION.
              -----------------

              (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination

(the "Termination Date") have an irrevocable, exclusive option (the
      ----------------
"Repurchase Option") for a period of 60 days from such date to repurchase all
 -----------------
or any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

              (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

              (iii) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option on the first anniversary of the Vesting Commencement Date set forth in the Option Agreement.

          (b) RIGHT OF FIRST REFUSAL.  The Shares shall remain subject to the
              ----------------------
terms of the Company's Right of First Refusal set forth in the Option Agreement (the "Right of First Refusal").
      ----------------------

          (c) MARKET STANDOFF AGREEMENT.  In connection with the initial public
              -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.   ESCROW OF UNVESTED SHARES.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed
                                                           ------------
by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   INVESTMENT AND TAXATION REPRESENTATIONS.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (a) LEGENDS.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                    TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) STOP-TRANSFER NOTICES.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) REMOVAL OF LEGEND.  When all of the following events have
              -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a)(ii): (i) the termination of the Right of First Refusal; (ii) the expiration or termination of the market standoff provisions of Section 3(g) (and of any agreement entered pursuant to Section 3(g)); and (iii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a)(ii), and delivered to Purchaser.

     7.  NO EMPLOYMENT RIGHTS.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8.  SECTION 83(b) ELECTION.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income for a Nonstatutory

Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the
Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy
                         -----------
back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b)
                                                               -----
Election") of the Code with the Internal Revenue Service within 30 days from
--------
the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

     Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto
                                                --------------
as Attachment B.  Purchaser further agrees that he or she will execute and
   ------------
submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for income tax purposes in connection with the early exercise of a
------------
Nonstatutory Stock Option) or Attachment D (for alternative minimum tax purposes
                              ------------
in connection with the early exercise of an incentive stock option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.   MISCELLANEOUS.
          -------------

          (a) GOVERNING LAW.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) NOTICES.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) SUCCESSORS AND ASSIGNS.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) CALIFORNIA CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              COMPANY:

                              PILOT NETWORK SERVICES, INC.


                              By:
                                 __________________________________________

                              Name:
                                     ______________________________________
                                     (print)

                              Title:
                                     ______________________________________
                                      Address:  1080 Marina Village Parkway
                                      Alameda, California 94501

                              PURCHASER:

                              WILLIAM C. LEETHAM

                              _______________________________________
                              (Signature)

                              _______________________________________
                              (Print Name)

                              Address:  _____________________________
                              _______________________________________
                              _______________________________________



I, ______________________, spouse of William C. Leetham, have read and hereby approve the foregoing agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                               --------------------------------------------
                               Spouse of William C. Leetham

                                  ATTACHMENT A
                                  ------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and Pilot Network Services, Inc. (the "Company") dated May 20, 1998 (the
                                       -------
"Agreement"), Purchaser hereby sells, assigns and transfers unto
----------
_______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: _________________

                              Signature:


                              --------------------------------------------
                              William C. Leetham


                              --------------------------------------------
                              Spouse of William C. Leetham (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                  ATTACHMENT B
                                  ------------

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------


     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of Pilot Network Services, Inc., a California corporation (the "Company") by exercise of an option (the "Option")
                             -------                                  ------
granted pursuant to the Company's 1994 Stock Plan (the "Plan"), hereby states as
                                                        ----
follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.       The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and
                                                                  ----
              pursuant to the corresponding provisions, if any, of applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;"

     (b) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986 for purposes of the Alternative Minimum Tax"; or

     (c) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:_______________________            -------------------------------
                                        William C. Leetham


Date:_______________________            -------------------------------
                                        Spouse of William C. Leetham

                                  ATTACHMENT C
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: William C. Leetham

     NAME OF SPOUSE:  ________________

     ADDRESS:            _______________________________________
                         _______________________________________

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock, no par value per share, of Pilot Network Services, Inc., a California corporation (the "Company").
                                                            -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________                 -------------------------------------
                                    William C. Leetham

Dated: ____________                 -------------------------------------
                                    Spouse of William C. Leetham

                                  ATTACHMENT D
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------
                  FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX
                  -------------------------------------------

     The undersigned taxpayer hereby elects, pursuant to the above-referenced Internal Revenue Code Section, to include in his or her alternative minimum taxable income for the current taxable year, as compensation for services, the excess, if any, of the Fair Market Value of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  William C. Leetham

     NAME OF SPOUSE:  ________________

     ADDRESS:            __________________________________________

                         __________________________________________
     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR: __________

2. The property with respect to which the election is made is described as follows:

     ________________ shares of the Common Stock, no par value per share, of Pilot Network Services, Inc., a California corporation (the "Company").
                                                                  -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________.

6.   The amount (if any) paid for such property: $_______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________                 ---------------------------------------
                                    William C. Leetham

Dated: ____________                 ---------------------------------------
                                    Spouse of William C. Leetham

                              RECEIPT AND CONSENT
                              -------------------


     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for ________ shares of Common Stock of Pilot Network Services, Inc. (the "Company").
      -------


     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Early Exercise Notice and Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  _______________


                                 ----------------------------------
                                 William C. Leetham

                                   EXHIBIT B
                                   ----------

                                1994 STOCK PLAN

                                EXERCISE NOTICE

Pilot Network Services, Inc.
1080 Marina Village Parkway
Alameda, CA  94501
Attention:  Chief Executive Officer

     1.   Exercise of Option.  Effective as of ___________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to
              ----------
purchase _________ shares of the Common Stock (the "Shares") of Pilot Network
                                                    ------
Services, Inc., a California corporation (the "Company") pursuant to the
                                               -------
Company's 1994 Stock Plan, as amended (the "Plan") and the Stock Option
                                            ----
Agreement dated _________________ (the "Option Agreement").  The purchase price
                                        ----------------
for the Shares shall be $__________ per Share for a total purchase price of $__________. Optionee has received, read and understood the Plan and the Option Agreement and understands that Optionee is bound by their terms and conditions, including without limitation, the Company's Right of First Refusal and Market Standoff Agreement set forth in the Option Agreement.

     2.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is purchasing these Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.

          (b) Optionee further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate(s) evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (c) Optionee is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be resold by the Optionee ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule
144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (c), Optionee acknowledges and agrees to the restrictions set forth in paragraph (e) hereof.

  In the event that the Company does not qualify under Rule 701 at the time of purchase, then the Shares may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company;
(2) the resale occurring not less than the required holding period under Rule 144, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

      (d) Optionee further understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Optionee would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period had been satisfied.

      (e) Optionee further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

      (f) Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

  3.  Rights as Shareholder.  Until the stock certificate evidencing such Shares
      ---------------------
is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

  4.  Restrictive Legends and Stop-Transfer Orders.
      --------------------------------------------

      (a)  Legends.  Optionee understands and agrees that the Company shall
           -------
cause the legends set forth below in the Option Agreement or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws, including, without limitation, any legend required by the Commissioner of Corporations of the State of California.

      (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
           ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

  5.  Successors and Assigns.  The Company may assign any of its rights under
      ----------------------
the Option Agreement or the Plan, and such rights benefit of the successors and assigns of the Company. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Notice, the Option Agreement and the Plan. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Notice, the Option Agreement and the Plan are satisfied.

  6.  Entire Agreement.  The Plan and the Option Agreement are incorporated
      ----------------
herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and shall be governed by and continued in accordance with California law except for that body of law pertaining to conflict of laws.

  7.  California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
      -----------------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     The Optionee has executed this Notice as of the date first set forth above.


                                    OPTIONEE


                                    ----------------------------------------
                                    Signature

                                    ----------------------------------------
                                    Printed Name

I, ________________, spouse of Optionee, have read and hereby approve this Notice, and the Option Agreement. In consideration of Company's granting my spouse the right to purchase the Shares as set forth in the Option Agreement, I hereby agree to be irrevocably bound by the Notice, the Option Agreement and the Plan and further agree that any community property or other such interest shall hereby be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under such agreements.


                                    ----------------------------------------
                                    Spouse of Optionee